PIMCO Variable Insurance Trust

Supplement Dated November 7, 2014 to the Administrative Class Prospectus, Institutional Class Prospectus, and Advisor Class and Class M Prospectus, each dated April 30, 2014, each as supplemented; and Prospectuses for each share class of the PIMCO Emerging Markets Bond Portfolio, each dated April 30, 2014, each as supplemented (the “Prospectuses”)

Disclosure Related to the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”)

Effective immediately, the fourth sentence of the first paragraph of the “Principal Investment Strategies” section of the Portfolio’s Portfolio Summary is deleted in its entirety and replaced with the following:

The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Emerging Markets Bond Index Global, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of September 30, 2014 was 6.74 years.

Investors Should Retain This Supplement for Future Reference

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